Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report on Form 10-Q of Schneider National, Inc. (the “Company”), for the quarterly period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lori A. Lutey, Chief Financial Officer and Executive Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 27, 2018	/s/ Lori A. Lutey
Lori A. Lutey
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)